Exhibit 99

Sara Lee Corporation

Impact of Significant Items on Net Sales and Operating Segment Income (Loss), as Revised

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
North American Retail
Net sales	$680	$746	$646	$695	$2,767	$2,613

Adjusted net sales (1)	$680	$746	$646	$695	$2,767	$2,613

Operating segment income	$55	$73	$64	$61	$253	$149

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$1	$—	$—	$(1)	$—	(13)
Transformation charges	—	—	—	—	—	(1)
Impairment charges	—	—	—	—	—	(20)

Adjusted operating segment income, revised (1)	$54	$73	$64	$62	$253	$183

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
North American Fresh Bakery
Net sales	$571	$539	$530	$560	$2,200	$2,028

Adjusted net sales (1)	$571	$539	$530	$560	$2,200	$2,028

Operating segment income (loss)	$17	$(16)	$2	$23	$26	$55

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$—	$—	$—	$(5)	$(5)	(3)
Transformation/Accelerate charges	—	—	—	(1)	(1)	—
Pension partial withdrawal liability charge	—	(30)	(1)	—	(31)	—

Adjusted operating segment income, revised (1)	$17	$14	$3	$29	$63	$58

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
North American Foodservice
Net sales	$537	$614	$487	$454	$2,092	$2,186

Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$5
Acquisitions/Dispositions	—	—	—	—	—	108

Adjusted net sales (1)	$537	$614	$487	$454	$2,092	$2,073

Operating segment income (loss)	$25	$(48)	$25	$34	$36	$(324)

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$3	$1	$(2)	$(1)	$1	(5)
Impairment charges	—	(107)	—	—	(107)	(431)
Disposition	—	—	—	—	—	2

Adjusted operating segment income, revised (1)	$22	$58	$27	$35	$142	$110

(1) Adjusted net sales and adjusted operating segment income, revised, are non-GAAP financial measures. See pages 6 and 7 for an explanation of these and other non-GAAP financial measures used in this report.

Note -	Amounts have been revised to reflect the businesses that formerly comprised the International Household and Body Care segment as discontinued operations.

Sara Lee Corporation

Impact of Significant Items on Net Sales and Operating Segment Income (Loss), as Revised

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
International Beverage
Net sales	$784	$770	$741	$767	$3,062	$3,238

Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$286
Acquisitions/Dispositions	—	9	11	25	45	8

Adjusted net sales (1)	$784	$761	$730	$742	$3,017	$2,944

Operating segment income	$142	$108	$131	$112	$493	$551

Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$41
Exit activities, asset and business dispositions	(1)	(1)	(4)	(44)	(50)	(4)
Transformation/Accelerate charges	(1)	—	(1)	(1)	(3)	(9)
Accelerated depreciation	—	—	—	—	—	(1)
Curtailment gain	12	—	—	—	12	—
Gain on property disposition	—	—	—	14	14	—
Acquisition/Disposition	—	5	(5)	2	2	—

Adjusted operating segment income, revised (1)	$132	$104	$141	$141	$518	$524

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
International Bakery
Net sales	$231	$197	$179	$188	$795	$934

Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$70
Acquisitions/Dispositions	—	—	—	—	—	14

Adjusted net sales (1)	$231	$197	$179	$188	$795	$850

Operating segment income (loss)	$15	$(19)	$11	$(201)	$(194)	$(346)

Increase/(decrease) in operating segment income (loss) from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$4
Exit activities, asset and business dispositions	1	(29)	(1)	(8)	(37)	(7)
Transformation/Accelerate charges	(1)	—	—	—	(1)	(2)
Impairment charges	—	—	—	(207)	(207)	(400)
Disposition	—	—	—	—	—	(1)

Adjusted operating segment income, revised (1)	$15	$10	$12	$14	$51	$60

(1) Adjusted net sales and adjusted operating segment income, revised, are non-GAAP financial measures. See pages 6 and 7 for an explanation of these and other non-GAAP financial measures used in this report.

Note -	Amounts have been revised to reflect the businesses that formerly comprised the International Household and Body Care segment as discontinued operations.

Sara Lee Corporation

Impact of Significant Items on Net Sales and Operating Income (Loss), as Revised

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
Total Sara Lee

Net sales	$2,794	$2,856	$2,575	$2,657	$10,882	$10,949

Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$361
Acquisitions/Dispositions	—	9	11	25	45	130

Adjusted net sales (1)	$2,794	$2,847	$2,564	$2,632	$10,837	$10,458

Total operating segment income	$254	$98	$233	$29	$614	$85

Amortization of trademarks and other intangibles	(12)	(11)	(12)	(12)	(47)	(48)
General corporate expenses:
Other	(64)	(68)	(33)	(52)	(217)	(244)
Derivative gains/(losses)	(35)	(23)	19	21	(18)	22
Contingent sales proceeds	150	—	—	—	150	130

Operating income (loss)	$293	$(4)	$207	$(14)	$482	$(55)

Increase/(decrease) in operating income (loss) from:
Contigent sales proceeds	$150	$—	$—	$—	$150	$130
Changes in foreign currency exchange rates	—	—	—	—	—	34
Exit activities, asset and business dispositions	4	(34)	(11)	(62)	(103)	(39)
Transformation/Accelerate charges	(3)	(2)	(6)	(10)	(21)	(29)
Accelerated depreciation	—	—	—	—	—	(1)
Curtailment gain	12	—	—	—	12	—
Pension partial withdrawal liability charge	—	(30)	(1)	—	(31)	—
Gain on property disposition	—	—	—	14	14	—
Balance sheet corrections	—	—	8	3	11	—
Impairment charges	—	(107)	—	(207)	(314)	(851)
Acquisitions/Dispositions	—	5	(5)	2	2	1

Adjusted operating income, revised (1)	$130	$164	$222	$246	$762	$700

(1) Adjusted net sales and adjusted operating income, revised, are non-GAAP financial measures. See pages 6 and 7 for an explanation of these and other non-GAAP financial measures used in this report.

Note -	Amounts have been revised to reflect the businesses that formerly comprised the International Household and Body Care segment as discontinued operations.

Sara Lee Corporation

Impact of Significant Items on Net Sales and Operating Segment Income (Loss), as Revised

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2009					2008
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
International Household and Body Care Businesses
Net sales	$555	$484	$454	$507	$2,000	$2,264

Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$224
Acquisitions/Dispositions	—	—	—	—	—	—

Adjusted net sales (1)	$555	$484	$454	$507	$2,000	$2,040

Operating segment income	$61	$44	$59	$82	$246	$321

Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$34
Exit activities, asset and business dispositions	—	(6)	(5)	—	(11)	1
Transformation/Accelerate charges	(2)	—	—	—	(2)	(7)
Curtailment gain	5	—	—	—	5	—
Professional fees/Other	—	(2)	—	(2)	(4)	—

Adjusted operating segment income, revised (1)	$58	$52	$64	$84	$258	$293

Operating segment income	$61	$44	$59	$82	$246	$321

Amortization expense	(4)	(5)	(4)	(5)	(18)	(19)
Noncontrolling interest expense	(1)	(5)	(3)	(2)	(11)	(10)
Foreign currency transaction gains/Other	4	2	3	4	13	23

Operating income	60	36	55	79	230	315
Increase/(decrease) in operating income from:
Changes in foreign currency exchange rates	—	—	—	—	—	34
Exit activities, asset and business dispositions	—	(6)	(5)	—	(11)	1
Transformation/Accelerate charges	(2)	—	—	—	(2)	(7)
Curtailment gain	5	—	—	—	5	—
Professional fees/Other	—	(2)	—	(2)	(4)	—

Adjusted operating income, revised (1)	$57	$44	$60	$81	$242	$287

Operating income	$60	$36	$55	$79	$230	$315
Interest income, net	1	1	1	1	4	5

Income before income taxes	61	37	56	80	234	320
Income taxes expense	22	14	24	30	90	80

Net income from discontinued international household and body care operations	39	23	32	50	144	240
Net loss from other discontinued operations	—	—	—	—	—	(14)
Loss on sale of discontinued operations	—	—	—	—	—	(24)

Net income from discontinued operations	$39	$23	$32	$50	$144	$202

Diluted earnings per share from discontinued operations	$0.05	$0.03	$0.05	$0.07	$0.21	$0.29
Less:
Impact of significant items on income	—	(0.01)	—	—	(0.01)	(0.03)
Contingent sale proceeds	—	—	—	—	—	—

Adjusted EPS from discontinued operations (1)	$0.05	$0.04	$0.05	$0.07	$0.22	$0.32

(1) Adjusted net sales, adjusted operating segment income, revised, adjusted operating income, revised and adjusted EPS from discontinued operations are non-GAAP financial measures. See pages 6 and 7 for an explanation of these and other non-GAAP financial measures used in this report.

Note -	The businesses that formerly comprised the International Household and Body Care segment are being reported as discontinued operations.

Sara Lee Corporation

Impact of Significant Items and Contingent Sale Proceeds on Diluted Earnings per Share

(Unaudited)

	2010	2009
	First	First	Second	Third	Fourth		2008
	Quarter	Quarter	Quarter	Quarter	Quarter	Full Year	Full Year
As reported:
Diluted EPS from continuing operations	$0.27	$0.27	$(0.06)	$0.19	$(0.09)	$0.31	$(0.39)

Diluted EPS	$0.41	$0.32	$(0.02)	$0.24	$(0.02)	$0.52	$(0.11)

Increase/(decrease) in EPS from:
Exit activities, asset and business dispositions	$(0.01)	$—	$(0.04)	$(0.01)	$(0.06)	$(0.11)	$(0.03)
Transformation/Accelerate charges	—	—	—	—	(0.01)	(0.02)	(0.02)
Curtailment gain	—	0.01	—	—	—	0.02	—
Gain on property distribution	—	—	—	—	0.02	0.01	—
Balance sheet correction	—	—	—	0.01	—	0.01	—
Pension partial withdrawal liability charge	(0.01)	—	(0.03)	—	—	(0.03)	—
Impairment charges	—	—	(0.15)	—	(0.26)	(0.41)	(1.16)

Significant items related to continuing operations before income taxes*	(0.02)	0.01	(0.22)	(0.01)	(0.32)	(0.53)	(1.22)
Tax adjustments	(0.03)	—	—	0.01	0.01	0.03	0.16

Significant items related to continuing operations*	(0.05)	0.01	(0.22)	—	(0.30)	(0.51)	(1.06)
Significant items related to discontinued operations	0.08	—	(0.01)	—	—	(0.01)	(0.03)

Total impact of significant items*	$0.03	$0.01	$(0.22)	$—	$(0.30)	$(0.51)	$(1.10)

Reconciliation of Diluted EPS from Continuing Operations as reported to Adjusted EPS from Continuing Operations:
Diluted EPS from continuing operations as reported	$0.27	$0.27	$(0.06)	$0.19	$(0.09)	$0.31	$(0.39)
Less:
Impact of significant items on income(loss) from continuing operations	(0.05)	0.01	(0.22)	—	(0.30)	(0.51)	(1.06)
Contingent sale proceeds (2)	0.15	0.16	0.01	0.02	0.02	0.21	0.18

Adjusted EPS from continuing operations (1)	$0.17	$0.10	$0.15	$0.17	$0.19	$0.61	$0.49

Reconciliation of Diluted EPS as reported to Adjusted EPS:
Diluted EPS as reported	$0.41	$0.32	$(0.02)	$0.24	$(0.02)	$0.52	$(0.11)
Less:
Impact of significant items on income(loss)	0.03	0.01	(0.22)	—	(0.30)	(0.51)	(1.10)
Contingent sale proceeds (2) (3)	0.15	0.16	0.01	0.02	0.02	0.21	0.18

Adjusted EPS (1)	$0.23	$0.15	$0.19	$0.22	$0.26	$0.82	$0.81

*Amounts are rounded and may not add to the total

(1) Represents a non-GAAP financial measure. The following pages contain additional detail regarding these measures.

(2) Contingent Sale Proceeds -

The reported results include the receipt of contingent sale proceeds and the related tax benefit. Sara Lee received contingent sale proceeds in the first quarters of fiscal years 2010, 2009 and 2008. While the contingent sale proceeds are never taxed from the perspective of the corporation’s tax return, income tax expense calculated under U.S. GAAP requires the tax benefit to accrete over the course of the year, with a significant portion of the benefit recognized in the first quarter. At the end of each quarter, the corporation determines its annual effective tax rate based on an estimate of the tax that will be provided for the full fiscal year stated as a percent of estimated “ordinary” income. The term ordinary income refers to ordinary income from continuing operations before income taxes. It excludes significant unusual or infrequently occurring items, as defined by the guidelines for the accounting for income taxes, but includes the contingent sale proceeds. The non-taxable nature of the contingent sale proceeds is reflected in the determination of the annual effective tax rate, providing approximately 5 percentage points of tax benefit.

The estimated annual effective tax rate is applied to the total year-to-date “ordinary” income at the end of each quarter in order to compute the year-to-date tax applicable to ordinary income. The dollar amount of tax benefit related to contingent sale proceeds in any one quarter is equal to approximately 5 percent of total ordinary income, which is the impact on the effective annual tax rate. The full tax benefit is not realized until the end of the year when the lower effective tax rate is applied against full year ordinary income. Although the majority of the earnings impact of the contingent sale proceeds is realized in the first quarter, the full after tax earnings and related earnings per share impact is not realized until the end of the year.

(3) On a full year basis, the contingent sale proceeds received in fiscal 2010 are expected to increase Sara Lee’s diluted EPS by $0.19 per share. The corporation estimates that the $0.19 per share benefit will be recognized in the interim periods of fiscal 2010 as follows: $0.15 - first quarter; $0.02 - second quarter; $0.01 - third quarter; and $0.01 - fourth quarter.

Explanation of Non-GAAP Financial Measures

Management measures and reports Sara Lee’s financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this report, Sara Lee highlights certain items that have significantly impacted the corporation’s financial results and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items.

“Significant items” are income or charges (and related tax impact) that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total corporation for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to: charges for exit activities; transformation program and Project Accelerate costs; impairment charges; pension partial withdrawal liability charges; benefit plan curtailment gains or losses; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of Sara Lee or the applicable business segment and to enable more meaningful comparability between financial results from period to period. Additionally, Sara Lee believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the corporation.

“Contingent sale proceeds” are contingent proceeds from the sale of the company’s tobacco business in fiscal 1999. Under the sales agreement, Sara Lee received cash payments annually so long as tobacco continued to be a legal product in the specified countries. Our last cash payment was received on July 15, 2009. Contingent sale proceeds are non-taxable in nature; however the proceeds impact the calculation of the corporation’s quarterly tax provision and, as a result, impact the calculation of quarterly earnings per share. Contingent sale proceeds are not “significant items,” but are identified separately because the income is not generated by the company’s underlying business and has a finite term.

This current report contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items, the receipt of contingent sale proceeds, the impact of acquisitions and divestitures and changes in foreign currency exchange rates. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Sara Lee’s business that, when viewed together with Sara Lee’s financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Sara Lee’s historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding significant items and the impact of the contingent sale proceeds. Management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investor’s ability to assess Sara Lee’s historical and project future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining incentive compensation. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

The following is an explanation of the non-GAAP financial measures presented in this document.

“Adjusted EPS” excludes from total diluted EPS, as reported, the per share impact of significant items, net and contingent sale proceeds recognized in the fiscal period presented.

“Adjusted EPS from continuing operations” excludes from diluted EPS from continuing operations, as reported, the per share impact of significant items, net and contingent sale proceeds recognized in continuing operations in the fiscal period presented.

“Adjusted EPS from discontinued operations” excludes from diluted EPS from discontinued operations, as reported, significant items, net and contingent sale proceeds, as applicable, recognized by the discontinued operations in the fiscal period presented.

“Adjusted net sales” excludes from net sales the impact of businesses acquired or divested after the start of the fiscal period and presents fiscal 2008 results at fiscal 2009 currency exchange rates.

“Adjusted operating income, revised” excludes from the operating income of continuing operations or discontinued operations, as applicable, the impact of significant items, net, contingent sale proceeds, and businesses acquired or divested after the start of the fiscal period, and presents fiscal 2008 results at fiscal 2009 currency exchange rates.

“Adjusted operating segment income, revised” excludes from the operating segment income of the specified business segment or discontinued operations, as applicable, the impact of significant items, net, recognized during the fiscal period presented, and businesses acquired or divested after the start of the fiscal period, and presents fiscal 2008 results at fiscal 2009 currency exchange rates. However, for purposes of this calculation, software amortization expense related to our transformation program is reported as a normal operating expense item and not treated as a significant item, and certain human resource and information technology expenses are reported in the results of the business segment rather than as a general corporate expense. These changes in the reporting of software amortization, human resource and information technology expenses were made beginning in fiscal 2010. We are presenting adjusted operating segment income, revised, to assist comparability of fiscal 2009 and 2008 results with fiscal 2010 results.

Forward-Looking Statements

This report contains forward-looking statements about the expected impact of contingent sale proceeds in future fiscal quarters of fiscal 2010. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, the corporation wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Sara Lee’s actual results to differ from such forward-looking statements are factors relating to:

•

Sara Lee’s relationship with its customers, such as (i) a significant change in Sara Lee’s business with any of its major customers, such as Wal-Mart, its largest customer, including changes in the level of inventory these customers maintain; and (ii) credit and other business risks associated with customers operating in a highly competitive retail environment;

•

The consumer marketplace, such as (iii) significant competition, including advertising, promotional and price competition; (iv) changes in consumer behavior due to economic conditions, such as a shift in consumer demand toward private label; (v) fluctuations in the cost of raw materials, Sara Lee’s ability to increase or maintain product prices in response to fluctuations in cost and the impact on Sara Lee’s profitability; (vi) the impact of various food safety issues and regulations on sales and profitability of Sara Lee products; and (vii) inherent risks in the marketplace associated with new product introductions, including uncertainties about trade and consumer acceptance;

•

Sara Lee’s international operations, such as (viii) impacts on reported earnings from fluctuations in foreign currency exchange rates, particularly the European euro, given Sara Lee’s significant concentration of business in Western Europe; (ix) Sara Lee’s generation of a high percentage of its revenues from businesses outside the United States and costs to remit these foreign earnings into the United States to fund Sara Lee’s domestic operations; (x) the impact on Sara Lee’s business of its receipt of binding offers to purchase the global body care, European detergent and air care businesses and its intent to divest the remainder of its international household and body care business; and (xi) Sara Lee’s ability to continue to source production and conduct manufacturing and selling operations in various countries due to changing business conditions, political environments, import quotas and the financial condition of suppliers;

•

Previous business decisions, such as (xii) Sara Lee’s ability to generate margin improvement through cost reduction and efficiency initiatives, including Project Accelerate and the outsourcing of significant portions of our financial transaction processing, global IT applications development and maintenance, and global indirect procurement activities; (xiii) Sara Lee’s ability to achieve planned cash flows from capital expenditures and acquisitions, and the impact of changing interest rates and the cost of capital on the discounted value of those planned cash flows, which could impact future impairment analyses; (xiv) credit ratings issued by the three major credit rating agencies and the impact these ratings have on Sara Lee’s cost to borrow funds and access to capital/debt markets; (xv) the settlement of a number of ongoing reviews of Sara Lee’s income tax filing positions in various jurisdictions and inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which Sara Lee transacts business; and (xvi) changes in the expense for and contingent liabilities relating to multi-employer pension plans in which Sara Lee participates.

In addition, the corporation’s results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes and laws and regulations in markets where the corporation competes. Sara Lee undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.